MODIFICATION AGREEMENT

This Modification Agreement is made this 31st day of January, 2007, by and between Nayna Networks, Inc. a Nevada corporation, (the “Borrower”) and Ignite Ventures II, LP, (the “Lender”).

RECITALS

WHEREAS, the Borrower issued that certain Convertible Promissory Note, as amended (the “Note”), in the original principal amount of $80,000, dated October 19, 2005, in favor of the Lender;

WHEREAS, both the Borrower and the Lender desire to modify the terms of the Note to reflect their mutual understanding and to extend the maturity date, each as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Lender agree to modify the terms of the Note as follows:

AGREEMENT

1.   The first paragraph of the Note, which begins, “Nayna Networks, Inc., a Nevada…” will be deleted and replaced in its entirety by the following paragraph:

“Nayna Networks, Inc., a Nevada corporation (the "Company"), for value received, promises to pay to Ignite Ventures II LP or registered assigns (“Holder”) the sum of Eighty Thousand dollars ($80,000), together with interest thereon at the rate of 8% per annum on the unpaid balance. Outstanding principal together with interest is due June 30, 2007.

2.   Except as amended herein, all terms and conditions of the Note shall remain in full force and effect, unmodified in any way.

4.   This Agreement shall be governed by and construed under the laws of the State of California without respect to the principles of the choice of law or the conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Note Amendment Agreement as of the date set forth above.

BORROWER: NAYNA NETWORKS, INC.

By:	/s/ Naveen Bisht
Naveen S. Bisht, President & CEO

LENDER: Ignite Ventures II, LP

By:	/s/ Nobuo Mii
Name: Title:

MODIFICATION AGREEMENT

This Modification Agreement is made this 31st day of January, 2007, by and between Nayna Networks, Inc. a Nevada corporation, (the “Borrower”) and Ignite Ventures II, LP, (the “Lender”).

RECITALS

WHEREAS, the Borrower issued that certain Convertible Promissory Note, as amended (the “Note”), in the original principal amount of $125,000, dated August 4, 2005, in favor of the Lender;

WHEREAS, both the Borrower and the Lender desire to modify the terms of the Note to reflect their mutual understanding and to extend the maturity date, each as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Lender agree to modify the terms of the Note as follows:

AGREEMENT

1.   The first paragraph of the Note, which begins, “Nayna Networks, Inc., a Nevada…” will be deleted and replaced in its entirety by the following paragraph:

“Nayna Networks, Inc., a Nevada corporation (the "Company"), for value received, promises to pay to Ignite Ventures II LP or registered assigns (“Holder”) the sum of One Hundred Twenty Five Thousand dollars ($125,000), together with interest thereon at the rate of 8% per annum on the unpaid balance. Outstanding principal together with interest is due June 30, 2007.

2.   Except as amended herein, all terms and conditions of the Note shall remain in full force and effect, unmodified in any way.

4.   This Agreement shall be governed by and construed under the laws of the State of California without respect to the principles of the choice of law or the conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Note Amendment Agreement as of the date set forth above.

BORROWER: NAYNA NETWORKS, INC.

By:	/s/ Naveen Bisht
Naveen S. Bisht, President & CEO

LENDER: Ignite Ventures II, LP

By:	/s/ Nobuo Mii
Name: Title: